1996
                                     SEPTEMBER 30
                                    THIRD QUARTER












                                        [LOGO]


                                     RAND CAPITAL
                                     CORPORATION

                                             October 25, 1996
          To Our Shareholders:

          Please notice that our address, look and the content of this report all have changed. We have moved upstairs in the Rand Building to a smaller office suite to reduce our expense base. The new "look" and report content are the beginnings of an ongoing program to improve shareholder communication. We will expand the discussions of our individual portfolio companies to provide more information about their results. Look for more changes in the future. We welcome you to share your thoughts with us.

          In July we signed a letter of intent to provide expansion capital to Strategic Staffing Affiliates (SSA), a company formed by the owners/management of an existing temporary staffing agency in Williamsville, New York. The company's business plan is to acquire small to mid-sized temporary staffing agencies in the United States and then to provide capital, cash flow and certain back office operations while allowing each agencies to maintain its independence in the daily operations. The first acquisition was Key Resource Group, where management has 55 years of combined experience. The funds from our investment, in the form of a debenture and warrants, will be used for their next acquisition. Rand's investment reflects our new investment approach, as we outlined in our June 1996 Shareholder Report: later stage development financing with a current pay feature, solid management and geographic proximity.

          In the second quarter of 1996, Aria Wireless Systems, Inc. filed for bankruptcy protection under Chapter 11. Since then, Rand has provided debtor in possession financing of $100,000. We have also worked closely with Compass Partners to develop financial and operating plans that will allow Aria to emerge from bankruptcy as an operating company. Compass Partners intends to provide one million dollars in DIP financing and ultimately acquire control of the company. These plans should be finalized in early 1997. We expect all Aria shareholders interests to be eliminated under any plan. We hope to have the option of either converting our secured loan into equity or receiving all of our principal and interest. The results of these proceedings will occur during the next few quarters.

          During the third quarter, we made an additional investment in Ultra-Scan Corporation in the form of a $50,000 note and we purchased 23,986 common shares of Coral Systems, Inc. We received a partial distribution from Clearview Cable and liquidated 7,000 shares of Heartland Wireless Communications, Inc. in accordance with our public stock management policy.

          Our net asset value as of September 30,1996 was $7,034,639 or $1.66 per share, as compared to $7,425,198 or $1.76 per share as of June 30, 1996. The decline was primarily due a decline in the prices of our publicly held stocks.

          We encourage your participation in the re-vitalization of Rand Capital and thank you for investing in our future.

          Allen F. Grum                      Nora B. Sullivan
          President                          Executive Vice President

  Rand Capital Corporation
  Portfolio Valuation
  September 30, 1996

                                                                   September 30, 1996        June 30, 1996
                                                                   ------------------   ------------------
                                                                                  Per                Per
   Date       Company and                                                     Share                  share
   Acquired   Business             Type of Investment  Cost        Value      of Rand   Value      of Rand
   ________   _______________      ------------------  --------   ------------------   ------------------

   6/23/95    AMERICAN TACTILE     Convertible          150,000     150,000      0.04      150,000    0.04
              CORP. Medina, NY.    debentures at 8%
              Develops equipment   due June 2000 and
              and systems to       April 2001 with
              produce ADA signs    detachable
              for the visually     warrants
              impaired

   8/29/91    AUTO RADIATOR        Common stock - 25    125,000
              SALES, INC.          shares
              Cheektowaga, NY      Subordinated         375,000   1,000,000      0.24    1,000,000    0.24
              Manufactures and     convertible
              distributes          debentures at 14
              replacement          2/3%
              automotive products

   02/23/96   CLEARVIEW CABLE TV,  Common stock - 400    56,000      56,000      0.01      124,000    0.03
              INC.                 shares
              New Providence, NJ.
              Wireless cable
              television operator

   10/16/95   COMMERCIAL           Common stock - 170    85,000      85,000      0.02       85,000    0.02
              MAINTENANCE          shares
              ORGANIZATION, INC.
              Coral Springs, FL.
              Maintenance service
              network for
              retailers,
              restaurants,
              vendors

   9/13/94    COMPTEK RESEARCH,    Common stock -
              INC. Buffalo, NY.    49,221 shares
              Develops electronic  Term loan at prime   806,944     385,630      0.09      391,891    0.09
              systems for          less 1%, due June
              military and non-    1998
              military
              applications

   3/31/94    CORAL SYSTEMS, INC.  Convertible
              Longmont, CO.        preferred stock
              Develops fraud       200,000 shares
              prevention software  Common stock -
              for the wireless     23,986 shares        218,271     440,493      0.10      422,222    0.10
              industry

   3/18/96    HEALTHWAY PRODUCTS   Promissory Note,     100,000     100,000      0.02      100,000    0.02
              COMPANY, INC.        15% interest, due
              Syracuse, NY.        June 18, 1996
              Manufactures air
              filters and climate
              control devices

   2/23/96    HEARTLAND WIRELESS   Common stock -       218,247     232,575      0.06      384,134    0.09
              COMMUNICATIONS,      9,880 shares
              INC. Richardson,
              TX. Wireless cable
              television system
              operator

   2/26/88    J. GIARDINO          First mortgage at    220,347     220,347      0.05      223,139    0.05
              Buffalo, NY. Owns    10% interest
              and leases
              commercial property

   11/9/95    JAMESTOWN SAVINGS    Common stock -       500,000     500,000      0.12      500,000    0.12
              BANK                 50,000 shares
              Jamestown, NY
              Community savings
              bank

   5/19/94    MOBILE DATA          Convertible          100,000     315,560      0.07      299,738    0.07
              SOLUTIONS, INC.      debenture at 7.5%,
              Vancouver, BC.       due December 1996
              Develops mobile
              data software

   12/31/90   MOBILE MEDIA CORP.   Common stock -        94,250     325,575      0.08      747,567    0.18
              New York, NY.        71,292 shares
              Provider of paging
              and other wireless
              data services

   10/4/95    REFLECTION           Series J             500,000     500,000      0.12      500,000    0.12
              TECHNOLOGY, INC.     Convertible
              Waltham, MA.         Preferred Stock -
              Develops and         243,902 shares
              licenses
              proprietary virtual
              display technology

   11/6/95    TGT, INC.            Series A -            56,000      56,000      0.01       56,000    0.01
              Geneva, NY.          Convertible
              Develops and         Preferred Stock -
              manufactures         32,000 shares
              biological
              alternative to
              chemical pesticides

   1/6/95     TRANSWORLD           Common stock -       131,498     139,866      0.03      112,072    0.03
              TELECOMMUNICATIONS,  132,826 shares
              INC.
              Salt Lake City, UT.
              Wireless cable
              television systems
              operator

   12/11/92   ULTRA-SCAN           Common stock -       326,986     326,986      0.08      276,986    0.07
              CORPORATION          47,583 shares Note
              Buffalo, NY          at 6%, due June
              Ultrasonic           1997
              fingerprint
              scanning technology

              OTHER INVESTMENTS    Other                100,060     100,060      0.02       25,060    0.00
                                                       --------    --------      ----       ------    ----

                                   Total portfolio               $4,934,092      1.17   $5,397,809    1.28
                                   investments

                                   Cash and money                 1,105,807      0.26    1,119,448    0.26
                                   market investments
                                   Net receivables                  199,389      0.05      231,473    0.06
                                   (payables)                       _______                -------

                                   Net assets before             $6,239,288      1.48   $6,748,730    1.60
                                   taxes

                                   Tax provision                  (795,351)    (0.19)    (676,468)  (0.16)
                                   (benefit)                      ---------              ---------
                                   Net assets                    $7,034,639             $7,425,198
                                                                  ---------              ---------


                                   Net asset value                              $1.66                $1.76
                                   per share
                                   (4,225,477)

          RAND CAPITAL CORPORATION

          BOARD OF DIRECTORS
          ---------------------------------------------------------------
                Reginald B. Newman II Chairman of the Board
          g     Thomas R. Beecher, Jr
                Allen F. Grum
          c,g   Ross B. Kenzie
          a,c   Willis S. McLeese
          c,g   Jayne K. Rand
          a     Donald A. Ross
          a     Frederick W. Winter
          a -   MEMBER OF AUDIT COMMITTEE
          c -   MEMBER OF COMPENSATION COMMITTEE
          g -   MEMBER OF GOVERNANCE COMMITTEE

          OFFICERS
          ---------------------------------------------------------------
               Allen F. Grum........President, Chief Executive Officer
               Nora B. Sullivan.....Executive Vice President
               Robin K. Penberthy...Secretary and Treasurer


          CORPORATE DATA
          ---------------------------------------------------------------
          General Counsel..................Hodgson, Russ, Andrews,Woods &
                                             Goodyear, LLP
          Independent Accountants..........Deloitte & Touche, LLP
          Transfer Agent and Registrar.....Continental Stock Transfer &
                                             Trust Company
          Stock Listing....................Over the Counter-NASDAQ symbol
                                             RAND